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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): August 14, 2002

                               Bcom3 Group, Inc.
                           (Exact Name of Registrant
                          as Specified in Its Charter)

                                    Delaware
                        (State or Other Jurisdiction of
                                 Incorporation)

               0-32649                                 364345638
       (Commission File Number)            (IRS Employer Identification No.)

         35 West Wacker Drive                            60601
             Chicago, IL
   (Address of Principal Executive                     (Zip Code)
               Offices)

                                 (312) 220-1000
              (Registrant's Telephone Number, Including Area Code)


         (Former Name or Former Address, if Changed Since Last Report)

                             --------------------



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     Item 5. Other Events

     On August 14, 2002, Bcom3 Group, Inc. issued the press release attached hereto as exhibit 99.1, the text of which is incorporated herein by reference.

     Exhibits

     (a) Exhibit 99.1     Press Release, dated August 14, 2002




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Bcom3 Group, Inc.



Date: August 16, 2002                By  /s/ Eileen Kamerick
                                         -------------------------------
                                         Name:  Eileen Kamerick
                                         Title: Executive Vice President & Chief
                                                Financial Officer


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                                  EXHIBIT LIST

          Exhibit
          Number                            Description
          ------                            -----------

           99.1                  Press Release, dated August 14, 2002